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                                                                 Exhibit 10.3(c)

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

     SECOND AMENDMENT, dated as of September 23, 1997, among THE BON-TON DEPARTMENT STORES, INC., ADAM, MELDRUM & ANDERSON CO., INC. and THE BON-TON STORES OF LANCASTER, INC. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement, BANKBOSTON, N.A. as Collateral Agent and Lender and GENERAL ELECTRIC CAPITAL CORPORATION as Administrative Agent and Lender.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of April 15, 1997 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

     WHEREAS, the Borrowers desire to have the Lenders amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders have agreed to such amendment upon the terms and subject to the conditions provided herein;

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments.  The Lenders, the Agents, the Borrowers and the
                 ----------
other Credit Parties hereby agree to the following amendments to the Credit
Agreement:

     (a) The definition of "Fixed Asset Availability" in Annex A is hereby amended by (i) changing the reference to "February 28, 1998" in clause (i) thereof to "September 30, 1997" and (ii) changing the reference to "March 1, 1998" in clause (ii) thereof to "October 1, 1997". This amendment will result in the Initial Adjustment Date pursuant to Section 1.5 of the Credit Agreement being October 1, 1997.

     (b) The definition of "Requisite Lenders" in Annex A is hereby amended by deleting the parenthetical clause at the end thereof.
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     (c) Section 11.2(b)(v) is hereby amended to read as follows:  "(v) except as otherwise permitted herein or in the other Loan Documents, release any Guaranty or release, or permit any Credit Party to sell or otherwise dispose of, any Collateral with a value exceeding $5,000,000 in the aggregate (which action shall be deemed to directly affect all Lenders);".

     SECTION 2.  Conditions to Effectiveness.  This Amendment shall become
                 ---------------------------
effective as of the date hereof when the Agents shall have received counterparts of this Amendment executed by each Borrower, Credit Party, Agent and Lender or, as to the Lenders, advice satisfactory to the Agents that such Lenders have executed this Amendment.

     SECTION 3.  Representations and Warranties.  The Borrowers and other Credit
                 ------------------------------
Parties hereby jointly and severally represent and warrant to the Lenders and the Agents as follows:

     (a) After giving effect to this Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

     (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

     (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

     (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms.

     SECTION 4.  Reference to and Effect on the Loan Documents.  (a)  Upon the
                 ---------------------------------------------
effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan

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Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5.  Costs and Expenses.  The Borrowers agree to pay on demand all
                 ------------------
costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

     SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                 -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 7.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


     Borrowers:
     ---------

     THE BON-TON DEPARTMENT STORES, INC.


     By: /s/ J.H. Baireuther
         ------------------------------
         Name:  James H. Baireuther
         Title: Senior Vice President

     ADAM, MELDRUM & ANDERSON CO., INC.


     By: /s/ Robert E. Stern
         ------------------------------
         Name:  Robert E. Stern
         Title: Secretary

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

     THE BON-TON STORES OF LANCASTER, INC.


     By: /s/ Robert E. Stern
         ------------------------------
         Name:  Robert E. Stern
         Title: Secretary

     Other Credit Parties:
     --------------------

     THE BON-TON STORES, INC.


     By: /s/ J H Baireuther
         ------------------------------
         Name:  James H. Baireuther
         Title: Senior Vice President

     THE BON-TON CORP.


     By: /s/ J H Baireuther
         ------------------------------
         Name:  James H. Baireuther
         Title: Treasurer

     THE BON-TON NATIONAL CORP.


     By: /s/ J H Baireuther
         -------------------------------
        Name:  James H. Baireuther
        Title: Treasurer

     THE BON-TON TRADE CORP.


     By: /s/ J H Baireuther
         ------------------------------
         Name:  James H. Baireuther
         Title: Treasurer

     Agents and Lenders:
     ------------------

     GENERAL ELECTRIC CAPITAL CORPORATION


     By: /s/ Charles D. Chiodo
        -------------------------------
        Name:  Charles D. Chiodo
        Title: Duly Authorized Signatory

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

     BANKBOSTON, N.A.


     By: /s/ Robert Brandow
         ------------------------------
         Name:  Robert Brandow
         Title: Director

     THE CIT GROUP/BUSINESS CREDIT, INC.


     By: /s/ Nicole Cangelosi
         ------------------------------
         Name:  Nicole Cangelosi
         Title: Assistant Secretary

     HELLER FINANCIAL, INC.


     By: /s/ Scott Ziemke
         -----------------------------
         Name:  Scott Ziemke
         Title: AVP-Account Executive

     CORESTATES BANK, N.A.


     By: /s/ Christopher J. Calabrese
         -----------------------------
         Name:  Christopher J. Calabrese
         Title: Sr. Vice President

     MANUFACTURERS AND TRADERS TRUST COMPANY


     By: /s/ C. Gregory Vogelsang
         ------------------------------
         Name:  C. Gregory Vogelsang
         Title: Banking Officer

     FOOTHILL CAPITAL CORPORATION


     By: /s/ Todd W. Colpitts
         ------------------------------
         Name:  Todd W. Colpitts
         Title: Assistant Vice President

     SANWA BUSINESS CREDIT CORPORATION


     By: /s/ Peter L. Skavla
         ------------------------------
         Name:  Peter L. Skavla
         Title: Vice President

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

     UNION BANK OF CALIFORNIA, N.A.


     By: /s/ Martin P. Valencia
         ------------------------------
         Name:  Martin P. Valencia
         Title: Assistant Vice President

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